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                                                      Exhibit 10 (xvii)

Figgie International Inc.
4420 Sherwin Road
Willoughby, Ohio 44090



June 6, 1996


General Electric Capital Corporation,
as Agent and Lender
201 High Ridge Road
Stamford, CT 06927-5100

Gentlemen:

     Reference is made to that certain Credit Agreement, dated as of December 19, 1995, as amended, among Figgie International Inc., the lenders party thereto and General Electric Capital Corporation, as agent for such lenders (the "Credit Agreement"). This letter is Amendment No. 3 to the Credit Agreement. Capitalized terms defined in the Credit Agreement are used herein as so defined. The Credit Agreement is amended as follows:

     (a) Section 5.3 is amended by deleting all the words after the word "Financials" on the sixth line thereof.

     (b) Section 11.9 is amended by deleting "on Schedule 11.10" in the fourth line from the end thereof and substituting the words "in Section 11.10(c)".

     (c) The reference to "Schedule 11.9" in the definition of Eligible Equipment in Annex A is hereby deleted and "Schedule 1.5(c)" is substituted therefore. Attached hereto is Schedule 1.5(c) to the Credit Agreement which was inadvertently omitted from the Schedules to the Credit Agreement at the time it was signed.

     (d) The references to Schedule 3.4 - Financial Statements and Projections and Schedule 6.5 - Acquisitions in the Index of Annexes, Schedules and Exhibits is hereby deleted and Schedule 1.5(c) - Eligible Equipment is added thereto.

     This Amendment No. 3 shall be deemed to be effective as of December 19, 1995. Except as amended hereby, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect.
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    Kindly confirm your agreement to the foregoing by signing below where indicated.


                                   Very truly yours,

                                   FIGGIE INTERNATIONAL

                                   By: /s/
                                   James M. Schulte


Confirmed and Agreed to:

GENERAL ELECTRIC CAPITAL CORPORATION,
     as Agent and Lender

By: /s/